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                               [BB&T FUNDS LOGO]

                      SUPPLEMENT DATED SEPTEMBER 17, 2001
             TO THE STOCK, BOND, AND TAX-FREE BOND FUNDS PROSPECTUS
                              DATED JULY 23, 2001

     THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT WHICH IS CONTAINED IN THE PROSPECTUS. PLEASE KEEP THIS SUPPLEMENT AND READ IT TOGETHER WITH THE PROSPECTUS.

1. Under the heading Portfolio Managers on page 21, the paragraph following the sub-heading of the West Virginia Intermediate Tax-Free Fund has been substituted for the following: All investment decisions for the West Virginia Intermediate Tax-Free Fund are made by a team of investment professionals, all of whom take an active part in the decision making process.

     SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE PROSPECTUS FOR FUTURE REFERENCE.

                                                                      BB1S091701